TCW FUNDS, INC.

TCW High Yield Bond Fund

(Class I: TGHYX; Class N: TGHNX)

Supplement dated November 15, 2024 to the Prospectus

dated March 1, 2024, as supplemented

Disclosure for the TCW High Yield Bond Fund:

Effective at the close of business on November 15, 2024, the TCW High Yield Bond Fund is closed to investors and all references to the TCW High Yield Bond Fund are hereby removed.

Please retain this Supplement for future reference.